EXHIBIT 3.1

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           TEXAS NEVADA OIL & GAS CO.

                                  ARTICLE ONE

     TEXAS NEVADA OIL & GAS CO., pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, adopts these restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation, are set forth below and contain no other changes in any provisions.

                                   ARTICLE TWO

     The following amendments to the Articles of Incorporation were adopted by the stockholders of the corporation on June 18, 2001:

     (f) Articles One through Thirteen of the Articles of Incorporation, as amended, are amended to read as follows:

                                    ARTICLE I
                                   ----------

               The  name  of  the  Corporation  is  TEXAS  NEVADA  OIL & GAS CO.

                                   ARTICLE II
                                  -----------

               The  Corporation  shall  have  perpetual  existence.

                                  ARTICLE III
                                  -----------

               The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Texas Business Corporation Act, as amended ("TBCA"), of the State of Texas.

                                   ARTICLE IV
                                  -----------

               The Corporation will not commence business until it has received, for the issuance of shares, consideration of $1,000.00.

                                    ARTICLE V
                                   ----------

               (A) The maximum number of shares of all classes of stock which the Corporation is authorized to have outstanding at any one time is 250,000,000 shares, of which 50,000,000 shares shall be issuable in one or more series, no par value per share ("Preferred Stock"), and 200,000,000 shares shall be common stock, no par value per share ("Common Stock"). All or any part of the Common Stock and Preferred Stock may be issued by the Corporation from time to time and for such consideration as the Board of Directors may determine. All of such shares, if and when issued, and upon receipt of such consideration by the Corporation, shall be fully paid and non-assessable.

               (B) The Board of Directors is authorized at any time and from time to time to divide the Preferred Stock into one or more series and to fix and determine the relative rights, preferences, qualifications, limitations and restrictions of the shares of any series so established. All shares of any one series of Preferred Stock shall be identical, except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. The Board of Directors is hereby expressly authorized to adopt a


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          resolution  establishing  and  designing each such series, determining the number of shares which shall constitute such series, and determining the relative rights, preferences, qualifications, limitations and restrictions thereof, which relative rights, preferences, qualifications, limitations and restrictions may differ with respect to each series as to:

                    (i) The rate or manner of dividends, including whether and to the extent such dividends shall be cumulative, participating, or both, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class or classes of stock of the Corporation;

                    (ii) Whether the shares of such series shall be subject to redemption by the Corporation and, if so, the redemption price, the time or times of redemption and the terms and conditions of redemption, which price, times of redemption and terms and conditions may differ in the event of mandatory redemption or permissive redemption;

                    (iii) The amount payable upon shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                    (iv) Sinking fund provisions, if any, for the redemption or purchase of shares of such series;

                    (v) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock or any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                    (vi) The restrictions, if any, on the issue of any additional shares or reissue of shares of such series of Preferred Stock;

                    (vii)  Voting  rights,  if  any;  and

                    (viii) Any other such relative rights, preferences, qualifications, limitations or restrictions for such series which Texas law now or hereafter empowers or permits the Board of Directors to determine.

          Except as the TBCA requires or may hereafter be amended to require separate voting by classes of stock or by series of any class of stock of the Corporation or as otherwise required by these Articles of Incorporation, the holders of any series of Preferred Stock with voting rights, if any, and the holders of Common Stock shall vote together as a single class on any matters submitted to vote of the stockholders of the Corporation.

               (C) Except as otherwise required by law, each holder of Common Stock shall be entitled to one (1) vote for each share of such Common Stock standing in his name on the books of the Corporation. Subject to the rights and preferences of the Preferred Stock, if any is outstanding, holders of the Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of the Common Stock are entitled to receive pro rata the remaining assets of the Corporation after the holders of the Preferred Stock have been paid in full the sums to which they are entitled.

               (D) A majority vote of the outstanding shares shall be sufficient to approve any matter which requires the vote or concurrence of shareholders.

                                   ARTICLE VI
                                  -----------


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               No stockholder of the Corporation shall, by reason of his holding shares of any class of stock or series of any class of stock, have any preemptive or preferential right to purchase or subscribe for any shares of capital stock of the Corporation, now or hereafter authorized, any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase, shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, or any warrants, rights or options to purchase, subscribe to or otherwise acquire any such new or additional shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, whether or not the issuance of such shares, such notes, debentures, bonds or other securities, or such warrants, rights or options would adversely affect the dividend, voting or any other rights of such stockholder.

                                  ARTICLE VII
                                  -----------

               Cumulative voting for the election of directors shall not be permitted.

                                  ARTICLE VIII
                                  ------------

               The holders of any bonds, debentures or other obligations outstanding or hereafter issued by the Corporation shall have no power to vote in respect to corporate affairs and management of the Corporation by reason thereof, nor shall such holders by reason thereof have any right of inspection of the books, accounts and other records of the Corporation and any other rights which the stockholders of the Corporation have by reason of the TBCA of the State of Texas as the same exists or may hereafter be amended.

                                   ARTICLE IX
                                  -----------

               (A) These Articles of Incorporation shall not be amended unless, in addition to any other requirements therefor imposed by law, the holders of at least two-thirds of the shares of stock of the Corporation entitled to vote thereon shall have voted in favor of the proposed amendment.

               (B) The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

                                    ARTICLE X
                                   ----------

               The Board of Directors of the Corporation may, if it deems advisable, oppose a tender or other offer for the Corporation's securities, whether the offer is in cash or in the securities of another corporation or otherwise. When considering whether to oppose an offer, the Board of Directors may, but is not legally obligated to, consider any pertinent issues; by way of illustration, but not of limitation, the Board of Directors may, but shall not be legally obligated to, consider all or any of the following:

                    (i) Whether the offer price is acceptable based on the historical and present operating results or financial condition of the Corporation;

                    (ii) Whether a more favorable price could be obtained for the Corporation's securities in the future;

                    (iii) The impact which an acquisition of the Corporation would have on the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the communities which they serve;

                    (iv) The reputation and business practices of the offeror and its management and affiliates as they would affect the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the future value of the Corporation's stock by the value of the securities, if any, that the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the Corporation as compared to the offeror or any other entity whose securities are being offered, and the financial condition of the offeror or such other entity; and

                    (v) Any antitrust or other legal or regulatory issues that are raised by the offer.

                                   ARTICLE XI
                                  -----------

               A director of the Company shall not be personally liable to the Company or the shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director: (a) for any breach of the director's duty of loyalty to the Company or shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 2.41 of the TBCA, or (d) for any transaction from which the director derived an improper personal benefit.

               If the TBCA is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the TBCA, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XII
                                  -----------

               Any person who at any time shall serve or shall have served, as a director, officer, employee, or agent of the Company, or of any other enterprise at the request of the Company, and the heirs, executors, and administrators of such person, shall be indemnified by the Company against all costs and expenses (including but not limited to counsel fees, amounts or judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any claim, action, suit, or proceeding, whether civil, criminal, administrative, or other, in which he may be involved by virtue of such person being or having been such director, officer, employee, or agent, provided, however, that such indemnity shall not be operative with respect to
          (a) any matter as to which such person shall have been finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (b) any matter settled or compromised, unless in the opinion of independent counsel selected by or in a manner determined by the Board of Directors, there is not reasonable ground for such person being adjudged liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (c) any amount paid or payable to the Company or such other enterprise. The foregoing indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders, or otherwise

                                  ARTICLE XIII
                                  ------------

               No contract or other transaction between the Corporation and any other corporation shall be affected by the fact that one (1) or more of the directors or officers of this Corporation is interested in or is a director or officer of such other corporation and any director or officer individually may be a party to or may be interested in any contract or transaction of this Corporation. No contract or transaction of this Corporation with any person or persons, firm or association shall be affected by the fact that any director or officer of this Corporation is a party or interested in such contract or transaction, or in any way connected with such person or persons, firm or association, provided that the interest in any such contract or other transaction of any such director or officer shall be fully disclosed and that such contract or other transaction shall be authorized or ratified by the vote of a sufficient number of Directors of the Corporation not so interested. In the absence of fraud, no director or officer having such adverse interest shall be liable to the Corporation or to any shareholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director or officer be accountable for any gains or profits realized thereon. In any case described in this Article XIII any such director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or ratify any such contract or transaction.

     (g) Articles XIV through XVII are added to the amended Articles of Incorporation and the full text of the provisions added read as follows:


                                  ARTICLE XIV
                                  -----------

               The address of the registered office of the Corporation is One Riverway, Suite 1700, Houston, Texas 77056. The name of the registered agent of the Corporation at such address is M. Stephen Roberts.

                                   ARTICLE XV
                                  -----------

               The number of directors of the Corporation shall be no fewer than one nor more than nine. The exact number of directors shall be fixed from time to time by this Article or by a controlling bylaw, or by the Board of Directors.

               The Board of Directors presently consists of one director. The person who serves as directors until the next annual meeting of shareholders or until their successors are elected and qualified are:

                          Louis  G.  Mehr
                          1907  Tarpley  Court
                          Katy, Texas 77493-2622

                                  ARTICLE XVI
                                  -----------

               Special meetings of the shareholders may be called by (i) the president, the board of directors, or (ii) the holders of not less than fifty percent (50%) of shares entitled to vote at the proposed special meeting.

                                  ARTICLE XVII
                                  ------------

               Any action required by the TBCA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares bearing not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the actions were present and voted.

                                  ARTICLE THREE

     Each statement made by these restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act. These restated Articles of Incorporation and each amendment made by these restated Articles of Incorporation were adopted by the shareholders of the corporation on June 18, 2001.

                                  ARTICLE FOUR

     The number of shares of the corporation outstanding at the time of the adoption was 1,000; and the number of shares entitled to vote on the amendment was 1,000.

                                  ARTICLE FIVE

     The number of shares that voted for the amendment by signing a unanimous written consent thereto as authorized by the Texas Business Corporation Act as amended and in effect on June 18, 2001 was 1,000; being sufficient affirmative votes by the total outstanding shares entitled to vote for or against the amendment for adoption.

                                   ARTICLE SIX

     The amendment provides for an exchange, reclassification and cancellation of issued shares and the manner in which the exchange, reclassification or cancellation is effected is as follows:

     Upon the changes in the Articles of Incorporation as provided herein, each share of the presently issued and outstanding shares of common stock shall be canceled and exchanged for an equal number of new no par value common shares, and each shareholder shall receive one share of new no par value common stock for each share of common stock held prior thereto, said shares of new no par value common stock to be issued to the shareholders without the necessity of their returning the shares presently held to the Corporation.

                                  ARTICLE SEVEN

     The amendment makes no change in the amount of the stated capital of the corporation.

                                  ARTICLE EIGHT

     The Articles of Incorporation and all amendments and supplements to them are superceded by the following restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments set forth above:

                                    ARTICLE I
                                   ----------

                    The  name  of  the Corporation is TEXAS NEVADA OIL & GAS CO.

                                   ARTICLE II
                                   ----------

                    The  Corporation  shall  have  perpetual  existence.

                                  ARTICLE III
                                  -----------

                    The  purpose  of  the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Texas Business Corporation Act, as amended ("TBCA"), of the State of Texas.

                                   ARTICLE IV
                                   ----------

                    The  Corporation  will  not  commence  business until it has received, for the issuance of shares, consideration of $1,000.00.

                                    ARTICLE V
                                    ---------

                    (A) The maximum number of shares of all classes of stock which the Corporation is authorized to have outstanding at any one time is 250,000,000 shares, of which 50,000,000 shares shall be issuable in one or more series, no par value per share ("Preferred Stock"), and 200,000,000 shares shall be common stock, no par value per share ("Common Stock"). All or any part of the Common Stock and Preferred Stock may be issued by the Corporation from time to time and for such consideration as the Board of Directors may determine. All of such shares, if and when issued, and upon receipt of such consideration by the Corporation, shall be fully paid and non-assessable.

                    (B) The Board of Directors is authorized at any time and from time to time to divide the Preferred Stock into one or more series and to fix and determine the relative rights, preferences, qualifications, limitations and restrictions of the shares of any series so established. All shares of any one series of Preferred Stock shall be identical, except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. The Board of Directors is hereby expressly authorized to adopt a resolution establishing and designing each such series, determining the number of shares which shall constitute such series, and determining the relative rights, preferences, qualifications, limitations and restrictions thereof, which relative rights, preferences, qualifications, limitations and restrictions may differ with respect to each series as to:

                         (i) The rate or manner of dividends, including whether and to the extent such dividends shall be cumulative, participating, or both, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class or classes of stock of the Corporation;

                         (ii) Whether the shares of such series shall be subject
                    to redemption by the Corporation and, if so, the redemption price, the time or times of redemption and the terms and conditions of redemption, which price, times of redemption and terms and conditions may differ in the event of mandatory redemption or permissive redemption;

                         (iii) The amount payable upon shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                         (iv) Sinking fund provisions, if any, for the redemption or purchase of shares of such series;

                         (v) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock or any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                         (vi) The restrictions, if any, on the issue of any additional shares or reissue of shares of such series of Preferred Stock;

                         (vii)  Voting  rights,  if  any;  and

                         (viii) Any other such relative rights, preferences, qualifications, limitations or restrictions for such series which Texas law now or hereafter empowers or permits the Board of Directors to determine.

               Except as the TBCA requires or may hereafter be amended to require separate voting by classes of stock or by series of any class of stock of the Corporation or as otherwise required by these Articles of Incorporation, the holders of any series of Preferred Stock with voting rights, if any, and the holders of Common Stock shall vote together as a single class on any matters submitted to vote of the stockholders of the Corporation.

                    (C) Except as otherwise required by law, each holder of Common Stock shall be entitled to one (1) vote for each share of such Common Stock standing in his name on the books of the Corporation. Subject to the rights and preferences of the Preferred Stock, if any is outstanding, holders of the Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds lawfully available therefor. Upon liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of the Common Stock are entitled to receive pro rata the remaining assets of the Corporation after the holders of the Preferred Stock have been paid in full the sums to which they are entitled.

                    (D) A majority vote of the outstanding shares shall be sufficient to approve any matter which requires the vote or concurrence of shareholders.

                                   ARTICLE VI
                                  -----------

                    No  stockholder  of  the Corporation shall, by reason of his holding shares of any class of stock or series of any class of stock, have any preemptive or preferential right to purchase or subscribe for any shares of capital stock of the Corporation, now or hereafter authorized, any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase, shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, or any warrants, rights or options to purchase, subscribe to or otherwise acquire any such new or additional shares of any class of stock or series of any class of stock of the Corporation, now or hereafter authorized, whether or not the issuance of such shares, such notes, debentures, bonds or other securities, or such warrants, rights or options would adversely affect the dividend, voting or any other rights of such stockholder.

                                  ARTICLE VII
                                  -----------

                    Cumulative voting for the election of directors shall not be permitted.

                                  ARTICLE VIII
                                  ------------

                    The  holders  of  any bonds, debentures or other obligations outstanding or hereafter issued by the Corporation shall have no power to vote in respect to corporate affairs and management of the Corporation by reason thereof, nor shall such holders by reason thereof have any right of inspection of the books, accounts and other records of the Corporation and any other rights which the stockholders of the Corporation have by reason of the TBCA of the State of Texas as the same exists or may hereafter be amended.

                                   ARTICLE IX
                                   ----------

                    (A) These Articles of Incorporation shall not be amended unless, in addition to any other requirements therefor imposed by law, the holders of at least two-thirds of the shares of stock of the Corporation entitled to vote thereon shall have voted in favor of the proposed amendment.

                    (B) The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

                                    ARTICLE X
                                    ---------

                    The  Board  of Directors of the Corporation may, if it deems advisable, oppose a tender or other offer for the Corporation's securities, whether the offer is in cash or in the securities of another corporation or otherwise. When considering whether to oppose an offer, the Board of Directors may, but is not legally obligated to, consider any pertinent issues; by way of illustration, but not of limitation, the Board of Directors may, but shall not be legally obligated to, consider all or any of the following:

                         (i) Whether the offer price is acceptable based on the historical and present operating results or financial condition of the Corporation;

                         (ii) Whether a more favorable price could be obtained for the Corporation's securities in the future;

                         (iii) The impact which an acquisition of the Corporation would have on the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the communities which they serve;

                         (iv) The reputation and business practices of the offeror and its management and affiliates as they would affect the employees, customers, suppliers and creditors of the Corporation and its subsidiaries and the future value of the Corporation's stock by the value of the securities, if any, that the offeror is offering in exchange for the Corporation's securities, based on an analysis of the worth of the Corporation as compared to the offeror or any other entity whose securities are being offered, and the financial condition of the offeror or such other entity; and

                         (v) Any antitrust or other legal or regulatory issues that are raised by the offer.

                                   ARTICLE XI
                                   ----------

                    A  director of the Company shall not be personally liable to the Company or the shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director:
               (a) for any breach of the director's duty of loyalty to the Company or shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 2.41 of the TBCA, or (d) for any transaction from which the director derived an improper personal benefit.

                    If  the  TBCA  is  amended after the date of filing of these
               Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the TBCA, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                  ARTICLE XII
                                  -----------

                    Any person who at any time shall serve or shall have served, as a director, officer, employee, or agent of the Company, or of any other enterprise at the request of the Company, and the heirs, executors, and administrators of such person, shall be indemnified by the Company against all costs and expenses (including but not limited to counsel fees, amounts or judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any claim, action, suit, or proceeding, whether civil, criminal, administrative, or other, in which he may be involved by virtue of such person being or having been such director, officer, employee, or agent, provided, however, that such indemnity shall not be operative with respect to (a) any matter as to which such person shall have been finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (b) any matter settled or compromised, unless in the opinion of independent counsel selected by or in a manner determined by the Board of Directors, there is not reasonable ground for such person being adjudged liable for negligence or misconduct in the performance of his duties as such director, officer, employee, or agent, or (c) any amount paid or payable to the Company or such other enterprise. The foregoing indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of shareholders, or otherwise.

                                  ARTICLE XIII
                                  ------------

                    No contract or other transaction between the Corporation and any other corporation shall be affected by the fact that one (1) or more of the directors or officers of this Corporation is interested in or is a director or officer of such other corporation and any director or officer individually may be a party to or may be interested in any contract or transaction of this Corporation. No contract or transaction of this Corporation with any person or persons, firm or association shall be affected by the fact that any director or officer of this Corporation is a party or interested in such contract or transaction, or in any way connected with such person or persons, firm or association, provided that the interest in any such contract or other transaction of any such director or officer shall be fully disclosed and that such contract or other transaction shall be authorized or ratified by the vote of a sufficient number of Directors of the Corporation not so interested. In the absence of fraud, no director or officer having such adverse interest shall be liable to the Corporation or to any shareholder or creditor thereof, or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director or officer be accountable for any gains or profits realized thereon. In any case described in this Article XIII any such director may be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or ratify any such contract or transaction.

                                  ARTICLE XIV
                                  -----------

                    The  address  of the registered office of the Corporation is
               One Riverway, Suite 1700, Houston, Texas 77056. The name of the registered agent of the Corporation at such address is M. Stephen Roberts.

                                   ARTICLE XV
                                   ----------

                    The number of directors of the Corporation shall be no fewer than one nor more than nine. The exact number of directors shall be fixed from time to time by this Article or by a controlling bylaw, or by the Board of Directors.

                    The  Board  of Directors presently consists of one director.
               The person who serves as director until the next annual meeting of shareholders or until their successors are elected and qualified are:

                              Louis  G.  Mehr
                              1907  Tarpley  Court
                              Katy,  Texas  77493-2622



                                  ARTICLE XVI
                                  -----------

                    Special  meetings  of  the shareholders may be called by (i)
               the president, the board of directors, or (ii) the holders of not less than fifty percent (50%) of shares entitled to vote at the proposed special meeting.

                                  ARTICLE XVII
                                  ------------

                    Any action required by the TBCA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares bearing not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the actions were present and voted.


Dated  as  of  the  18th  day  of  June,  2001.


TEXAS  NEVADA  OIL  &  GAS  CO.


BY:  /S/  Louis  G.  Mehr
     Name:  Louis  G.  Mehr
     Title:  President


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